LOAN AND SECURITY MODIFICATION, WAIVER, AND JOINDER AGREEMENT

This Loan and Security Modification, Waiver, and Joinder Agreement (this "Modification") is entered into as of February 14, 2020, by and among SHARPSPRING, INC. ("Parent"), SHARPSPRING TECHNOLOGIES, INC. ("SharpSpring Technologies" and, together with Parent, individually and collectively, jointly and severally, "Existing Borrower" and, collectively, "Existing Borrowers", as the context requires), SHARPSPRING REACH, INC. ("New Borrower" and, together with Existing Borrowers, each individually, a "Borrower" and, collectively and jointly and severally, "Borrowers," as the context requires) and WESTERN ALLIANCE BANK, an Arizona corporation ("Bank").

RECITALS

A. WHEREAS, Bank and Existing Borrowers have previously entered into that certain Loan and Security Agreement dated as of March 21, 2016 (as amended, restated, supplemented and otherwise modified from time to time, the "Loan Agreement"), pursuant to which Bank has made certain loans and financial accommodations available to Borrower;

B. WHEREAS, on October 4, 2019, Parent formed New Borrower in accordance with the laws of the State of Delaware, and Existing Borrowers and New Borrower have requested that Bank agree to join New Borrower a party to the Loan Agreement and the other Loan Documents as a borrower thereunder, and Bank desires to make loans and advances and provide other financial accommodations to New Borrower;

D. WHEREAS, each Borrower will materially benefit directly and indirectly from the credit facility provided by Bank to Existing Borrowers and New Borrower under the Loan Agreement and the other Loan Documents;

E. WHEREAS, the following Events of Default have occurred and are continuing under Section 8.2(a) of the Loan Agreement due to: (i) Parent's and its Subsidiaries' failing to have the Minimum Adjusted EBITDA required under Section 6.9(c) of the Loan Agreement for the quarter ending June 30, 2019 and (ii) Parent's and its Subsidiaries' failing to have the Minimum Adjusted EBITDA required under Section 6.9(c) of the Loan Agreement for the quarter ending December 31, 2019 (collectively, the "Known Existing Defaults");

F. WHEREAS, Borrower has requested that Bank (i) waive the Known Existing Defaults, (ii) join New Borrower as a "borrower" under the Loan Agreement and (iii) modify the Loan Agreement on the terms and conditions set forth herein; and

G. WHEREAS, Borrowers are entering into this Modification with the understanding and agreement that, except as specifically provided herein, none of Bank's rights or remedies as set forth in the Loan Agreement or any other Loan Document is being waived or modified by the terms of this Modification.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. ASSUMPTION OF OBLIGATIONS. New Borrower hereby expressly (a) agrees that from and after the date of this Agreement it shall be a party to the Loan Agreement as a "Borrower" and shall be bound by all of the terms, conditions, covenants, agreements and obligations set forth in the Loan Agreement as if it were an original Borrower party thereto, (b) assumes and agrees to be directly liable to Bank, jointly and severally with all other Borrowers, present and future, for all Obligations, (c) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Loan Documents applicable to Borrowers, with the same force and effect as if such New Borrower had originally executed and been an original Borrower party signatory to the Loan Agreement and the other Loan Documents, (d) is deemed to make, and is, in all respects, bound by all representations and warranties made by a Borrower set forth in the Loan Agreement and in any of the other Loan Documents, (e) confirms that the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct as they relate to New Borrower as of the date this Agreement, and (f) agrees that Bank shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to Section 2 hereof, the Loan Agreement and the other Loan Documents, with respect to New Borrower and its properties and assets with the same force and effect as if New Borrower had originally executed and had been an original Borrower party signatory to the Loan Agreement and the other Loan Documents.

2. NEW BORROWER COLLATERAL. To secure payment and performance of all Obligations, New Borrower hereby grants to Bank a continuing security interest in, a lien upon, and right of set off against, and hereby assigns to Bank as security, all personal property and interests in personal property of New Borrower, whether now owned or hereafter acquired or existing, and wherever located, as further provided in Exhibit A to the Loan Agreement.

3. MODIFICATIONS TO LOAN AND SECURITY AGREEMENT.

A. All references to the term "Borrower" in the Loan Agreement or any of the other Loan Documents shall be deemed to include and each such reference is hereby amended to mean and include, in addition and not in limitation, New Borrower and its respective successors and assigns and any other Person that at any time after the date hereof becomes a Borrower; sometimes collectively being referred to as "Borrowers".

B. All references to the term "Collateral" in the Loan Agreement or any of the other Loan Documents shall be deemed to include and each such reference is hereby amended to include, in addition and not in limitation, the assets, properties and membership interests of New Borrower at any time subject to the security interest or lien of Bank, including the assets and properties described in Section 2 of this Agreement.

C. All references to the term "Loan Documents" herein and in the Loan Agreement or any of the other Loan Documents shall be deemed to include and each such reference is hereby amended to include, in addition and not in limitation, this Agreement.

D. Section 1.1 of the Loan Agreement is amended to add the following new definitions in the appropriate alphabetical order:

" "Adjusted EBDA" means, as of any measurement period, Parent's and Subsidiaries' consolidated net income as determined in accordance with GAAP, plus (i) depreciation and amortization expenses, plus (ii) any interest expense not paid in cash, plus (iii) non-cash stock compensation expense, plus (iv) unrealized foreign exchange gain, minus (v) unrealized foreign exchange loss, plus (vi) non-cash debt extinguishment expenses, less (vii) scheduled principal payments on all Indebtedness.

"Liquidity" means, as of any date of determination, the sum of (a) Borrower's unrestricted cash maintained at Bank, plus (b) the amount available for borrowing under the Revolving Line."

"Remaining Months of Liquidity" means, as of any date of determination, the number of months obtained by dividing (a) Borrower's Liquidity by (b) the monthly average of Borrower's Adjusted EBDA loss for the immediately preceding three (3) month period then ended.

E. The definition of "Permitted Investments" set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

" "Permitted Investment" means:

(a) Investments existing on the Closing Date disclosed in the Schedule;

(b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (I) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (I) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, 4(iii) certificates of deposit maturing no more than one (1) year from the date of

investment therein issued by Bank and (iv) Bank's money market accounts;

(c) Investments of Borrowers to any Subsidiary that is not a Borrower hereunder, in an aggregate amount not to exceed $600,000; and

(d) acquisitions of less than or equal to $5,000,000 which are fully funded by new proceeds of an equity investment in Borrowers, so long as (i) such acquisition does not create Indebtedness, other than Indebtedness constituting Permitted Indebtedness hereunder, (ii) such acquisition does not create or cause Borrower to incur any Liens, other than Liens constituting a Permitted Lien hereunder, and (iii) (A) in the event the company acquired in such acquisition is an entity incorporated under the laws of the United States, Borrower shall cause such company to execute a joinder to this Agreement, in form and substance acceptable to Bank and (B) in the event the company acquired in such acquisition is an entity incorporated under the laws of any other jurisdiction other than the United States, Borrower shall cause such company to execute a pledge agreement, in form and substance acceptable to Bank, providing for the pledge to Bank of not less than sixty-five percent (65%) of such entity's stock or membership interests as Collateral for the Obligations."

F. The definition of "Revolving Maturity Date" set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

" "Revolving Maturity Date" means June 19, 2020."

G. Section 6.9(c) of the Loan Agreement is amended and restated in its entirety to read as follows:

"(c) **Minimum Remaining Months Liquidity**. Borrower's Remaining Months Liquidity shall, at all times, be equal to or greater than six (6), in each case, tested at the end of each month."

H. Exhibit D to the Loan Agreement is deleted in its entirety and replaced with Exhibit D attached hereto.

4. WAIVER OF KNOWN EXISTING DEFAULTS. Bank hereby waives enforcement of their respective rights against Borrower arising from the Known Existing Defaults; provided, however, nothing herein shall be deemed a waiver with respect to any other or future failure of Borrower to comply fully with Section 6.9(c) of the Loan Agreement (as amended or modified by this Modification). This waiver shall be effective only for the specific defaults comprising the Known Existing Defaults, and in no event shall this waiver be deemed to be a waiver of enforcement of any of Bank's rights with respect to any other Defaults or Events of Default now existing or hereafter arising. Nothing

contained in this Modification nor any communications between Borrower and Bank shall be a waiver of any rights or remedies Bank has or may have against Borrower, except as specifically provided herein. Except as specifically provided herein, each of Bank hereby reserves and preserves all of its rights and remedies against Borrower under the Loan Agreement and the other Loan Documents.

5. CERTAIN ACKNOWLEDGMENTS. Bank acknowledges that Parent's purchase of "Perfect Audience", a division of Marin Software Incorporated ("Perfect Audience") pursuant to that certain Asset Purchase Agreement, dated on or about November 21, 2019, by Marin Software Incorporated, as seller and Parent, as buyer constitutes a Permitted Investment under the Loan Agreement (collectively, the "Specified Transaction"). To the extent the Bank's consent is necessary and/or required under the Loan Agreement, Bank consents to Parent's execution and consummation of the Specified Transaction.

6. CONSISTENT CHANGES. The Loan Documents are each hereby amended wherever and to the extent necessary to reflect the changes described above.

7. NO DEFENSES OF BORROWER/GENERAL RELEASE. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Loan Documents. Each of Borrower and its affiliates (each, a "Releasing Party") acknowledges that Bank would not enter into this Modification without Releasing Party's assurance that it has no claims against Bank or any of Bank's officers, directors, employees or agents. Except for the obligations arising hereafter under this Modification, each Releasing Party releases Bank, and each of Bank's officers, directors and employees from any known or unknown claims that Releasing Party now has against Bank of any nature, including any claims that Releasing Party, its successors, counsel and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Agreement or the transactions contemplated thereby. Releasing Party waives the provisions of California Civil Code section 1542, which states:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Modification and the other Loan Documents, as modified by this Modification, and/or Bank's actions to exercise any remedy available under the Loan Documents, as modified by this Modification, or otherwise.

8. <u>CONTINUING VALIDITY</u>. Borrower understands and agrees that in modifying the existing Loan Documents, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Loan Documents. Borrower represents and warrants that the representations and warranties contained in the Loan Agreement are true and correct in all material respects as of the date of this Modification, and that no Event of Default has occurred and is continuing. Except as expressly modified pursuant to this Modification, the terms of the Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Loan Documents pursuant to this Modification in no way shall obligate Bank to make any future modifications to the Loan Documents. Nothing in this Modification shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Modification. The terms of this paragraph shall apply not only to this Modification, but also to any subsequent loan and security modification agreements.

9. <u>CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; REFERENCE PROVISION</u>. This Modification constitutes a "Loan Document" as defined and set forth in the Loan Agreement, and is subject to Sections 11 and 12 of the Loan Agreement, which are incorporated by reference herein.

10. <u>NOTICE OF FINAL AGREEMENT</u>. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

11. <u>CONDITIONS PRECEDENT</u>. As a condition to the effectiveness of this Modification, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) corporate resolutions and incumbency certificates duly executed by New Borrower, together with the formation and corporate governance documents of New Borrower;

(b) Lien searches, good standings certificates and such other due diligence as Bank may require;

(c) a file-stamped copy of a UCC-1 Financing Statement filed against New Borrower in favor of Bank; and

(d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12. <u>COUNTERSIGNATURE</u>. This Modification shall become effective only when executed by Bank and Borrower.

[Signature page follows]

EXISTING BORROWERS:

SHARPSPRING, INC.

By: ______________________

Name: Michael Power ___________

Title: Chief Financial Officer______

SHARPSPRING TECHNOLOGIES, INC.

By: ______________________

Name: Michael Power___________

Title: Chief Financial Officer______

NEW BORROWER

SHARPSPRING REACH, INC

By: ______________________

Name: Michael Power___________

Title: Chief Financial Officer______

BANK:

WESTERN ALLIANCE BANK, an Arizona corporation

By: ______________________

Name: ______________________

Title: ______________________

[Signature page to Modification]

EXISTING BORROWERS:

SHARPSPRING, INC.

By: ______________________

Name: ______________________

Title: ______________________

SHARPSPRING TECHNOLOGIES, INC.

By: ______________________

Name: ______________________

Title: ______________________

NEW BORROWER

SHARPSPRING REACH, INC.

By: ______________________

Name: ______________________

Title: ______________________

BANK:

WESTERN ALLIANCE BANK, an Arizona corporation

By: ______________________

Name: DAN WAGNER

Title: AVP

[Signature page to Modification]

EXHIBIT D
COMPLIANCE CERTIFICATE

TO: WESTERN ALLIANCE BANK, an Arizona corporation

FROM: SHARPSPRING, INC., SHARPSPRING REACH, INC., and SHARPSPRING TECHNOLOGIES, INC.

The undersigned authorized officer of SHARPSPRING, INC., on behalf of itself and all other Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) each Borrower is in complete compliance for the period ending ______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	**Required**	**Complies**	
A/R & A/P Agings	Monthly within 30 days	Yes	No
Borrowing Base Certificate	Monthly within 30 days	Yes	No
Monthly Recurring Revenue Report for prior 12 months	Monthly within 30 days	Yes	No
Monthly consolidated financial statements	Monthly within 30 days	Yes	No
Monthly consolidating financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual audited financial statements	FYE within 180 days	Yes	No
Annual operating budget, sales projections and operating plans approved by board of directors	Annually no later than 60 days following the beginning of each fiscal year or board approval	Yes	No
A/R and Collateral Audit	Initial and Annual	Yes	No
Deposit balances with Bank	$ __________________		
Deposit balance outside Bank	$ __________________		

Financial Covenant	**Required**	**Actual**	**Complies**	
Liquidity	$1,500,000	$_____	Yes	No
Minimum MRR Retention Rate (monthly) Negative deviation not to exceed 25% of Financial Plan	At least 90%	______%	Yes	No
Minimum Remaining Months Liquidity (Monthly)	At least 6 Months	$_____	Yes	No

Comments Regarding Exceptions: See Attached.

Sincerely,

____
SIGNATURE

____
TITLE

____
DATE

BANK USE ONLY		
Received by: ______________________ AUTHORIZED SIGNER		
Date: ______________________		
Verified: ______________________ AUTHORIZED SIGNER		
Date: ______________________		
Compliance Status	Yes	No